UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-03081

BNY Mellon Appreciation Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	6/30/2023

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Appreciation Fund, Inc.

SEMI-ANNUAL REPORT June 30, 2023

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2023, through June 30, 2023, as provided Portfolio Managers Alan Christensen, Catherine Crain, Gentry Lee, Christopher Sarofim and Charles Sheedy of Fayez Sarofim & Co.,LLC, sub-adviser

Market and Fund Performance Overview

For the six-month period ended June 30, 2023, BNY Mellon Appreciation Fund, Inc.’s (the “fund”) Investor shares produced a total return of 14.19%, its Class I shares returned 14.32% and its Class Y shares returned 14.38%.1 In comparison, the fund’s benchmark, the S&P 500® Index (the “Index”), produced a total return of 16.88% for the same period.2

The reporting period was characterized by easing inflation and investor anticipation of the end of the Federal Reserve’s (the “Fed”) interest-rate hiking program. The fund underperformed the benchmark, driven by stock selection in the information technology and consumer staples sectors and an overweight allocation in the energy and consumer staples sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks. The fund focuses on blue-chip companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth.

In choosing stocks, we identify economic sectors we believe will expand over the next three to five years or longer. Using fundamental analysis, we then seek companies within these sectors that have proven track records and dominant positions in their industries. The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover rate of below 15%. A low portfolio turnover rate helps reduce the fund’s trading costs and can help minimize tax liability by limiting the distribution of capital gains generated due to portfolio turnover.3

Easing Inflation and an Anticipated End to Rate Hiking Supported the Market

The S&P 500 rebounded from a challenging 2022 to return an ebullient 17% in the first half of 2023. Investor enthusiasm was driven by hopes that the Fed interest-rate hiking campaign was nearing an end, as evidenced by slowing inflation data. However, narrow market leadership, a regional banking crisis and persistent inflation remained sources of investor angst.

A deeper look at the market’s performance reveals that seven mega-cap technology companies have driven the majority of the return year to date. This narrow, tech-focused leadership has been fueled by a wave of artificial intelligence (“AI”) optimism.

After raising the federal funds rate by a total of 100 basis points (bps) in the first half of 2023, the Fed paused in June, leaving the rate at the current 5.00% – 5.25% range at the end of the period. The rate hiking campaign has offered signs of successfully cooling the economy as labor growth decelerated and wages softened. Fed Chair Powell discussed the desire to see more data and allow time for the full impact of rate hikes to flow through the economy before continuing with rate increases. Nonetheless, while inflation has slowed, it remains significantly above the 2% desired rate, indicating the Fed may implement additional interest-rate increases later this year.

The first half of the year encompassed two earnings seasons, which revealed key themes including a still resilient consumer, corporate spending pullback, inflation easing, a weaker economic outlook and an uneven recovery in China after years of restrictive Zero COVID-19 policies. While the U.S. consumer remains resilient amid continued inflation, the labor market began to show signs of softening, which should help in the Fed’s quest to tame inflation. A banking crisis also erupted as some U.S. regional banks faced mounting losses on their long-dated bonds due to rising interest rates. Uninsured depositors were spooked by the headlines and lost confidence, choosing to move their money into larger money center banks. Three banks in the U.S. collapsed, went into receivership and were eventually sold off to larger banks. The swift government response was enough to calm global markets, and the regional banking crisis should serve to indirectly ameliorate inflation by tightening bank lending standards.

As the market digests mixed economic datapoints, it remains in a state of suspended animation awaiting more clarity about the direction of the economy and inflation. Within the Index, the information technology, communication services and consumer discretionary sectors were relative outperformers while the utilities, energy and health care sectors were relative laggards.

Information Technology Selections and Energy Allocation Hampered Performance

The fund underperformed the Index as the dual impact of a negative allocation and selection effect detracted from relative performance in the period. In the information technology sector, the impact of a negative stock selection effect detracted from relative performance in the period. The fund’s overweight allocation in the energy sector resulted in a negative allocation effect as the sector trailed the Index’s performance in the period. In the consumer staples sector, the overweight allocation relative to the Index resulted in a negative allocation effect, while the fund’s holdings trailed sector peers and negatively contributed to relative performance. The top detractors from relative performance included Chevron Corp., The Estee Lauder Companies, Inc., UnitedHealth Group, Inc., Hess Corp. and The Coca-Cola Company.

Conversely, in the health care sector, the fund’s underweight allocation and strategic group of holdings outpaced the broader sector to contribute a positive effect. The fund also benefited from its selective holdings across the financials sector, with a particular focus on large money center bank JPMorgan Chase & Co. and by avoiding the distressed regional banks. The fund also benefited from an underweight allocation across the utilities and real estate sectors, which positively impacted relative results. The top contributors to relative

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

performance included Microsoft Corp., Apple, Inc. Amazon.com, Inc., Alphabet, Inc., and ASML Holding NV.

Cautious Positioning

Equity market performance in the first half of 2023 suggests investors are embracing a narrow set of large technology companies but remain skeptical of a broader economic recovery. Consistent with our view at the beginning of the year, we still do not see reasons to be overly aggressive in such an uncertain market environment. The Fed has indicated it will pause its rate increases; however, strong retail and employment data suggest the Fed’s pause may be temporary. At present, the regional banking crisis appears to be contained, but we are vigilantly monitoring our companies for other signs of stress.

The impact of China’s reopening is also uncertain. Its available manufacturing capacity should help untangle supply chains, thereby putting downward pressure on inflation; however, a resurgent Chinese consumer could have an offsetting effect on goods prices.

Since the start of 2023, earnings estimates for the S&P 500 have fallen due to margin compression, which suggests that investors have not fully embraced the view that inflation is under control. In contrast, the fund’s holdings have superior earnings growth, and the fund is built to play both offense and defense. Against this uncertain backdrop, the fund continues to invest in financially strong, industry-leading companies led by skilled managers. We remain focused on identifying companies that are not overly capital-, energy- or labor-intensive. These businesses naturally exhibit higher margins and returns on capital, giving them an advantage in dealing with changing economic conditions and in consistently generating free cash flows positioning, which allow our portfolio to outperform over a long-term investment horizon.

July 17, 2023

1  Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

3  Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components), funds can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Appreciation Fund, Inc. from January 1, 2023 to June 30, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended June 30, 2023

	Investor Shares	Class I	Class Y
Expenses paid per $1,000†	$4.67	$3.45	$3.08
Ending value (after expenses)	$1,141.90	$1,143.20	$1,143.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended June 30, 2023

	Investor Shares	Class I	Class Y
Expenses paid per $1,000†	$4.41	$3.26	$2.91
Ending value (after expenses)	$1,020.43	$1,021.57	$1,021.92
†

Expenses are equal to the fund’s annualized expense ratio of .88% for Investor Shares, .65% for Class I and .58% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

June 30, 2023 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.4%
Banks - 1.5%
JPMorgan Chase & Co.	230,485		33,521,738
Capital Goods - 1.6%
BAE Systems PLC	567,000		6,689,993
Otis Worldwide Corp.	95,440		8,495,114
Raytheon Technologies Corp.	203,275		19,912,819
			35,097,926
Commercial & Professional Services - 1.3%
Automatic Data Processing, Inc.	68,865		15,135,838
Verisk Analytics, Inc.	56,260		12,716,448
			27,852,286
Consumer Discretionary Distribution - 3.8%
Amazon.com, Inc.	645,125	[a]	84,098,495
Consumer Durables & Apparel - 4.6%
Hermes International	8,700		18,926,386
LVMH Moet Hennessy Louis Vuitton SE	64,275		60,657,960
NIKE, Inc., Cl. B	193,550		21,362,113
			100,946,459
Consumer Services - 3.5%
Marriott International, Inc., Cl. A	193,700		35,580,753
McDonald's Corp.	134,420		40,112,272
			75,693,025
Energy - 9.4%
Chevron Corp.	540,945		85,117,696
Exxon Mobil Corp.	409,475		43,916,194
Hess Corp.	570,025		77,494,899
			206,528,789
Financial Services - 13.8%
Berkshire Hathaway, Inc., Cl. A	100	[a]	51,781,000
BlackRock, Inc.	66,100		45,684,354
CME Group, Inc.	15,000		2,779,350
Intercontinental Exchange, Inc.	324,220		36,662,798
Mastercard, Inc., Cl. A	80,600		31,699,980
S&P Global, Inc.	133,112		53,363,270
Visa, Inc., Cl. A	334,810	[b]	79,510,679
			301,481,431
Food, Beverage & Tobacco - 7.4%
Altria Group, Inc.	150,890		6,835,317
Nestle SA, ADR	262,055		31,538,319
PepsiCo, Inc.	241,960		44,815,831
Philip Morris International, Inc.	422,690		41,262,998

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Food, Beverage & Tobacco - 7.4% (continued)
The Coca-Cola Company	639,585		38,515,809
			162,968,274
Health Care Equipment & Services - 6.2%
Abbott Laboratories	354,740		38,673,755
Intuitive Surgical, Inc.	83,045	[a]	28,396,407
UnitedHealth Group, Inc.	141,105		67,820,707
			134,890,869
Household & Personal Products - 1.9%
The Estee Lauder Companies, Inc., Cl. A	154,720		30,383,914
The Procter & Gamble Company	69,625		10,564,898
			40,948,812
Insurance - 1.3%
The Progressive Corp.	206,480		27,331,758
Materials - 3.8%
Air Products & Chemicals, Inc.	197,490		59,154,180
The Sherwin-Williams Company	91,500		24,295,080
			83,449,260
Media & Entertainment - 4.4%
Alphabet, Inc., Cl. C	536,390	[a]	64,887,098
Comcast Corp., Cl. A	775,990		32,242,384
			97,129,482
Pharmaceuticals, Biotechnology & Life Sciences - 4.6%
Eli Lilly & Co.	25,000		11,724,500
Johnson & Johnson	81,215		13,442,707
Novo Nordisk A/S, ADR	471,215		76,256,723
			101,423,930
Semiconductors & Semiconductor Equipment - 5.8%
ASML Holding NV	86,015	[b]	62,339,371
Texas Instruments, Inc.	357,200		64,303,144
			126,642,515
Software & Services - 13.6%
Adobe, Inc.	77,220	[a]	37,759,807
Gartner, Inc.	30,050	[a]	10,526,816
Intuit, Inc.	78,065		35,768,602
Microsoft Corp.	627,465		213,676,931
			297,732,156
Technology Hardware & Equipment - 7.5%
Apple, Inc.	850,185		164,910,384
Transportation - 3.4%
Canadian Pacific Kansas City Ltd.	516,900		41,750,013
Union Pacific Corp.	163,230		33,400,123
			75,150,136
Total Common Stocks (cost $727,912,328)			2,177,797,725

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .6%
Registered Investment Companies - .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $13,674,759)	5.17	13,674,759	[c]	13,674,759

Investment of Cash Collateral for Securities Loaned - .1%
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $1,476,000)	5.17	1,476,000	[c]	1,476,000
Total Investments (cost $743,063,087)		100.1%		2,192,948,484
Liabilities, Less Cash and Receivables		(.1%)		(2,154,530)
Net Assets		100.0%		2,190,793,954

ADR—American Depositary Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At June 30, 2023, the value of the fund’s securities on loan was $80,164,858 and the value of the collateral was $80,699,943, consisting of cash collateral of $1,476,000 and U.S. Government & Agency securities valued at $79,223,943. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	26.9
Financials	16.6
Consumer Discretionary	11.9
Health Care	10.8
Energy	9.4
Consumer Staples	9.3
Industrials	6.3
Communication Services	4.4
Materials	3.8
Investment Companies	.7
100.1

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 12/31/2022	Purchases ($)†	Sales ($)	Value ($) 6/30/2023	Dividends/ Distributions ($)
Registered Investment Companies - .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .6%	13,456,017	77,588,639	(77,369,897)	13,674,759	303,223
Investment of Cash Collateral for Securities Loaned - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .1%	20,080,200	57,378,029	(75,982,229)	1,476,000	53,897	††
Total - .7%	33,536,217	134,966,668	(153,352,126)	15,150,759	357,120

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2023 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $80,164,858)—Note 1(c):
Unaffiliated issuers	727,912,328	2,177,797,725
Affiliated issuers	15,150,759	15,150,759
Cash denominated in foreign currency	11	11
Dividends and securities lending income receivable		1,668,686
Receivable for shares of Common Stock subscribed		1,286,596
Tax reclaim receivable—Note 1(b)		641,204
Prepaid expenses		90,046
		2,196,635,027
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		1,013,228
Due to Fayez Sarofim & Co.		382,602
Cash overdraft due to Custodian		338,252
Payable for shares of Common Stock redeemed		2,438,385
Liability for securities on loan—Note 1(c)		1,476,000
Directors’ fees and expenses payable		53
Other accrued expenses		192,553
		5,841,073
Net Assets ($)		2,190,793,954
Composition of Net Assets ($):
Paid-in capital		689,577,438
Total distributable earnings (loss)		1,501,216,516
Net Assets ($)		2,190,793,954

Net Asset Value Per Share	Investor Shares	Class I	Class Y
Net Assets ($)	1,664,328,136	336,503,744	189,962,074
Shares Outstanding	41,254,012	8,411,750	4,734,079
Net Asset Value Per Share ($)	40.34	40.00	40.13

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2023 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $374,276 foreign taxes withheld at source):
Unaffiliated issuers	16,551,407
Affiliated issuers	303,223
Income from securities lending—Note 1(c)	53,897
Total Income	16,908,527
Expenses:
Management fee—Note 3(a)	3,417,454
Shareholder servicing costs—Note 3(b)	2,513,839
Sub-advisory fee—Note 3(a)	2,235,477
Directors’ fees and expenses—Note 3(c)	120,869
Prospectus and shareholders’ reports	65,195
Professional fees	48,690
Registration fees	40,296
Custodian fees—Note 3(b)	19,924
Loan commitment fees—Note 2	19,563
Chief Compliance Officer fees—Note 3(b)	13,474
Miscellaneous	20,900
Total Expenses	8,515,681
Less—reduction in fees due to earnings credits—Note 3(b)	(93,489)
Net Expenses	8,422,192
Net Investment Income	8,486,335
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	49,507,763
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	218,735,135
Net Realized and Unrealized Gain (Loss) on Investments	268,242,898
Net Increase in Net Assets Resulting from Operations	276,729,233

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Operations ($):
Net investment income	8,486,335	13,218,135
Net realized gain (loss) on investments	49,507,763	182,005,746
Net change in unrealized appreciation (depreciation) on investments	218,735,135	(668,136,978)
Net Increase (Decrease) in Net Assets Resulting from Operations	276,729,233	(472,913,097)
Distributions ($):
Distributions to shareholders:
Investor Shares	(38,375,300)	(130,866,573)
Class I	(8,183,451)	(27,220,646)
Class Y	(4,534,709)	(14,854,514)
Total Distributions	(51,093,460)	(172,941,733)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	17,124,241	32,040,422
Class I	56,519,006	103,180,488
Class Y	18,800,418	40,019,394
Distributions reinvested:
Investor Shares	36,473,606	124,292,626
Class I	7,210,341	23,825,066
Class Y	4,122,242	13,539,196
Cost of shares redeemed:
Investor Shares	(75,715,750)	(175,990,198)
Class I	(64,912,982)	(145,594,519)
Class Y	(18,752,895)	(51,869,122)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(19,131,773)	(36,556,647)
Total Increase (Decrease) in Net Assets	206,504,000	(682,411,477)
Net Assets ($):
Beginning of Period	1,984,289,954	2,666,701,431
End of Period	2,190,793,954	1,984,289,954

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Capital Share Transactions (Shares):
Investor Shares[a]
Shares sold	449,513	785,372
Shares issued for distributions reinvested	963,945	3,338,656
Shares redeemed	(1,989,874)	(4,399,745)
Net Increase (Decrease) in Shares Outstanding	(576,416)	(275,717)
Class Ia
Shares sold	1,487,339	2,563,336
Shares issued for distributions reinvested	191,949	644,369
Shares redeemed	(1,724,633)	(3,632,105)
Net Increase (Decrease) in Shares Outstanding	(45,345)	(424,400)
Class Y
Shares sold	495,604	994,664
Shares issued for distributions reinvested	109,343	365,388
Shares redeemed	(496,252)	(1,281,396)
Net Increase (Decrease) in Shares Outstanding	108,695	78,656

[a]

During the period ended June 30, 2023, 326 Investor shares representing $12,317 were exchanged for 328 Class I shares and during the period ended December 31, 2022, 549 Investor shares representing $21,918 were exchanged for 553 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
Investor Shares	June 30, 2023	Year Ended December 31,
(Unaudited)		2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	36.20	48.09	39.40	33.69	27.72	36.07
Investment Operations:
Net investment income[a]	.14	.22	.17	.23	.31	.40
Net realized and unrealized gain (loss) on investments	4.93	(8.79)	10.40	7.56	9.20	(2.74)
Total from Investment Operations	5.07	(8.57)	10.57	7.79	9.51	(2.34)
Distributions:
Dividends from net investment income	(.14)	(.23)	(.16)	(.23)	(.32)	(.41)
Dividends from net realized gain on investments	(.79)	(3.09)	(1.72)	(1.85)	(3.22)	(5.60)
Total Distributions	(.93)	(3.32)	(1.88)	(2.08)	(3.54)	(6.01)
Net asset value, end of period	40.34	36.20	48.09	39.40	33.69	27.72
Total Return (%)	14.19[b]	(17.95)	27.03	24.01	35.14	(6.38)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.89[c]	.88	.88	.89	.89	.90
Ratio of net expenses to average net assets	.88[c]	.88	.88	.89	.89	.90
Ratio of net investment income to average net assets	.77[c]	.55	.37	.66	.97	1.14
Portfolio Turnover Rate	.67[b]	9.01	4.43	9.52	4.73	5.12
Net Assets, end of period ($ x 1,000)	1,664,328	1,514,145	2,025,070	1,695,878	1,527,482	1,283,979

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

Six Months Ended
Class I Shares	June 30, 2023	Year Ended December 31,
(Unaudited)		2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	35.90	47.74	39.12	33.47	27.55	35.89
Investment Operations:
Net investment income[a]	.19	.31	.26	.30	.39	.49
Net realized and unrealized gain (loss) on investments	4.88	(8.74)	10.34	7.52	9.15	(2.73)
Total from Investment Operations	5.07	(8.43)	10.60	7.82	9.54	(2.24)
Distributions:
Dividends from net investment income	(.18)	(.32)	(.26)	(.32)	(.40)	(.50)
Dividends from net realized gain on investments	(.79)	(3.09)	(1.72)	(1.85)	(3.22)	(5.60)
Total Distributions	(.97)	(3.41)	(1.98)	(2.17)	(3.62)	(6.10)
Net asset value, end of period	40.00	35.90	47.74	39.12	33.47	27.55
Total Return (%)	14.32[b]	(17.77)	27.34	24.30	35.50	(6.16)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.66[c]	.66	.65	.66	.65	.66
Ratio of net expenses to average net assets	.65[c]	.66	.65	.66	.65	.66
Ratio of net investment income to average net assets	.99[c]	.77	.59	.88	1.21	1.38
Portfolio Turnover Rate	.67[b]	9.01	4.43	9.52	4.73	5.12
Net Assets, end of period ($ x 1,000)	336,504	303,603	423,979	291,289	131,573	118,283

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Class Y Shares	June 30, 2023	Year Ended December 31,
(Unaudited)		2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	36.01	47.87	39.23	33.55	27.61	35.96
Investment Operations:
Net investment income[a]	.20	.34	.29	.32	.41	.53
Net realized and unrealized gain (loss) on investments	4.91	(8.76)	10.36	7.55	9.17	(2.75)
Total from Investment Operations	5.11	(8.42)	10.65	7.87	9.58	(2.22)
Distributions:
Dividends from net investment income	(.20)	(.35)	(.29)	(.34)	(.42)	(.53)
Dividends from net realized gain on investments	(.79)	(3.09)	(1.72)	(1.85)	(3.22)	(5.60)
Total Distributions	(.99)	(3.44)	(2.01)	(2.19)	(3.64)	(6.13)
Net asset value, end of period	40.13	36.01	47.87	39.23	33.55	27.61
Total Return (%)	14.38[b]	(17.70)	27.40	24.41	35.58	(6.10)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.59[c]	.59	.59	.59	.59	.59
Ratio of net expenses to average net assets	.58[c]	.59	.59	.59	.59	.59
Ratio of net investment income to average net assets	1.06[c]	.85	.66	.92	1.28	1.50
Portfolio Turnover Rate	.67[b]	9.01	4.43	9.52	4.73	5.12
Net Assets, end of period ($ x 1,000)	189,962	166,542	217,653	152,396	58,929	54,808

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Appreciation Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Prior to February 27, 2023, Fayez Sarofim & Co. served as the sub-adviser to the fund pursuant to a sub-investment advisory agreement between the fund and Fayez Sarofim & Co. (the “Prior Sub-Investment Advisory Agreement”). Effective February 27, 2023, the fund’s Board of Directors (the “Board”) approved an amended sub-investment advisory agreement (the “Amended Sub-Investment Advisory Agreement”), which reflected a change in Fayez Sarofim & Co.’s corporate form, from a Texas corporation to a Delaware limited liability company, and a new name, Fayez Sarofim & Co., LLC (the “Sub-Adviser”). The sub-advisory fee payable by the fund to the Sub-Adviser under the Amended Sub-Investment Advisory Agreement is the same as the sub-advisory fee under the Prior Sub-Investment Advisory Agreement. The fund’s investment strategy and management policies did not change in connection with the implementation of the Amended Sub-Investment Advisory Agreement. The Adviser continues to serve as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently has authorized three classes of shares: Investor (300 million shares authorized), Class I (100 million shares authorized) and Class Y (100 million shares authorized). Investor shares are sold primarily to retail investors through financial intermediaries and bear Shareholder Services Plan fees. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Shareholder Services Plan fees. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Board has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of June 30, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	2,091,523,386	86,274,339	††	-	2,177,797,725
Investment Companies	15,150,759	-		-	15,150,759

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of June 30, 2023, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2023, BNY Mellon earned $7,349 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2023, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2022 was as follows: ordinary income $13,198,951 and long-term capital gains $159,742,782. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2023, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the management fee is computed at the annual rate of .3325% of the value of the fund’s average daily net assets. Pursuant to a sub-investment advisory agreement with the Sub-Adviser, the fund pays the Sub-Adviser a monthly sub-advisory fee at the annual rate of .2175% of the value of the fund’s average daily net assets. Both fees are payable monthly.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2023, the fund was charged $1,957,516 pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2023, the fund was charged $124,641 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $93,489.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2023, the fund was charged $19,924 pursuant to the custody agreement.

During the period ended June 30, 2023, the fund was charged $13,474 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $584,898, Shareholder Services Plan fees of $334,860, Custodian fees of $17,357, Chief Compliance Officer fees of $7,515 and Transfer Agent fees of $68,598.

(c) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities during the period ended June 30, 2023, amounted to $13,859,186 and $75,738,749, respectively.

At June 30, 2023, accumulated net unrealized appreciation on investments was $1,449,885,397, consisting of $1,450,001,638 gross unrealized appreciation and $116,241 gross unrealized depreciation.

At June 30, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE APPROVAL OF THE FUND'S AMENDED SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors (the “Board”) held on January 11, 2023 (the “January Meeting”), the Board members, none of whom are “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the fund discussed with representatives of the Adviser a pending change in the corporate form of Fayez Sarofim & Co. (“Sarofim & Co.”), the fund’s sub-investment adviser pursuant to the then-current sub-investment advisory agreement (the “Prior Sub-Advisory Agreement”) between the fund and Sarofim & Co., from a Texas corporation to a Delaware limited liability company, with the Sub-Adviser to be named Fayez Sarofim & Co., LLC (“Sarofim LLC”). Sarofim & Co. and Sarofim LLC may be referred to herein as the “Sub-Adviser” as applicable. The Adviser noted that the change in the corporate form of Sarofim & Co. (the “Conversion”) was expected to be effected on or about February 28, 2023 (the “Effective Date”). In order to enable Sarofim & Co. to provide sub-investment advisory services to the fund as Sarofim LLC as of the Effective Date, the Adviser proposed amending the Prior Sub-Advisory Agreement.

At the January Meeting, the Adviser recommended the approval of an amended sub-investment advisory agreement (the “Amended Sub-Advisory Agreement”) between the fund and Sarofim LLC, pursuant to which the Sub-Adviser would continue to serve as sub-investment adviser to the fund based on the following considerations, among others: (i) there would be no reduction in the nature or level of services provided to the fund by the Sub-Adviser; (ii) the fund’s portfolio managers who are responsible for the day-to-day management of the fund’s investments would continue to manage the fund’s investments following the Effective Date; (iii) the terms of the Amended Sub-Advisory Agreement were substantially similar in material respects to the Prior Sub-Advisory Agreement; and (iv) there would be no increase in the sub-investment advisory fee payable to the Sub-Adviser. The Board also considered the fact that the Adviser stated that there are no material changes to the information the Board had previously considered at the fund’s most recent meeting regarding consideration of the Prior Sub-Advisory Agreement (the “15(c) Meeting”), other than the information about the Conversion.

At the January Meeting, the Board, including a majority of the Board members who are not “interested persons” (as that term is defined in the 1940 Act) of the fund (the “Independent Board Members”), considered and approved the Amended Sub-Advisory Agreement. In voting to approve the Amended Sub-Advisory Agreement, the Board considered: (i) whether the approval of the agreement would be in the best interests of the fund and its shareholders, an evaluation based on several factors including those discussed below; and (ii) an opinion of counsel to be presented to the Board prior to the Effective Date that the Conversion would not result in an “assignment” of the Prior Sub-Advisory Agreement under the 1940 Act and the Investment Advisers Act of 1940, as amended, and, therefore, that the Amended Sub-Advisory Agreement did not require the approval of fund shareholders. At the January Meeting, the Independent Board Members were represented by legal counsel that is independent of the Adviser and the Sub-Adviser in connection with their consideration of approval of the Amended

Sub-Advisory Agreement. Based on their discussions and considerations, including those described below, the Board, including the Independent Board Members, approved the Amended Sub-Advisory Agreement at the January Meeting.

Nature, Extent and Quality of Services to be Provided under the Amended Sub-Advisory Agreement. At the 15(c) Meeting, the Board received and considered information regarding the nature, extent and quality of services provided to the fund by the Sub-Adviser under the Prior Sub-Advisory Agreement. The Board noted information received at regular meetings throughout the year related to the services rendered by the Sub-Adviser to the fund, including the scope and quality of the investment management and other capabilities of the Sub-Adviser. Based on such considerations, the Board concluded that the nature, extent and quality of the services provided by the Sub-Adviser were adequate and appropriate.

At the January Meeting, the Board received and considered information regarding the fact that the nature, extent and quality of services to be provided to the fund by the Sub-Adviser under the Amended Sub-Advisory Agreement would not change as a result of the Conversion. The Board members discussed with management the portfolio management strategies of the fund’s portfolio managers and noted that there were currently no long-term or short-term plans to make changes to the management or investment policies, strategies or objective of the fund as a result of the Conversion. The Board members considered the specific responsibilities in all aspects of the day-to-day management of the fund by the Sub-Adviser, and the fact that the persons responsible for portfolio management would remain the same. The Board also considered that the division of responsibilities between the Adviser and the Sub-Adviser would remain the same as it was under the Prior Sub-Advisory Agreement. The Board members also considered the financial resources available to the Sub-Adviser. At the January Meeting, the fund’s Chief Compliance Officer reported that there are would be no changes to the Sub-Adviser’s compliance program or compliance team, as a result of the Conversion.

The Board concluded that the fund will continue to benefit from the quality and experience of the Sub-Adviser’s investment professionals that will continue to provide services to the fund. Based on its consideration and review of the foregoing information, the Board concluded that it was satisfied with the nature, extent and quality of the sub-investment advisory services expected to be provided by the Sub-Adviser pursuant to the Amended Sub-Advisory Agreement.

Fund Investment Performance. The Board members considered the investment performance of the Sub-Adviser in managing the fund’s portfolio as a factor in evaluating the Amended Sub-Advisory Agreement. At the 15(c) Meeting, the Board received and reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing the performance of the fund’s Initial shares with the performance of a group of funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods. It was noted that, while the Board has found the Broadridge data generally useful, the Board

INFORMATION ABOUT THE APPROVAL OF THE FUND'S AMENDED SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

members recognized the limitations of such data, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board concluded that it was generally satisfied with the fund’s overall performance.

At the January Meeting, the Board reviewed updated reports prepared by Broadridge which included information comparing the fund’s performance with its Performance Group and Performance Universe, all for various periods ended November 30, 2022. The Board discussed with representatives of the Adviser the results of the comparisons and considered the fund’s performance in light of overall financial market conditions. Where the fund’s total return performance was below the median during one or more specified periods, the Board noted the explanations from the Adviser concerning the fund’s relative performance versus the Performance Group or Performance Universe for such periods. Based on its review, the Board concluded that it continued to be generally satisfied with the fund’s historical performance under the Sub-Adviser’s management.

At the January Meeting, the Board members discussed with representatives of the Adviser that the investment strategies employed by the Sub-Adviser in the management of the fund’s assets are expected to remain the same under the Amended Sub-Advisory Agreement. The Board also considered the fact that the persons responsible for portfolio management of the fund at the Sub-Adviser would remain the same. Based on its consideration and review of the foregoing, the Board concluded that these factors supported a decision to approve the Amended Sub-Advisory Agreement.

Sub-Advisory Fee and Expense Ratio. At the 15(c) Meeting, the Board reviewed and considered the contractual management fee payable by the fund to the Adviser pursuant to the Investment Advisory Agreement and the contractual sub-investment advisory fee payable by the fund to the Sub-Adviser pursuant to the Prior Sub-Advisory Agreement, and the sub-investment advisory services provided by the Sub-Adviser. The Board considered the fee paid to the Sub-Adviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also reviewed reports prepared by Broadridge which included information comparing the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Board also reviewed the range of actual and contractual advisory fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board concluded that the fees paid to the Sub-Adviser were appropriate under the circumstances and in light of the factors and the totality of the services provided.

At the January Meeting, the Board considered the proposed fee payable under the Amended Sub-Advisory Agreement, noting that the proposed fee would be the same as that payable under the Prior Sub-Advisory Agreement for the fund. At the January Meeting, the Board reviewed updated reports prepared by Broadridge which included information comparing the fund’s actual and contractual management fees and total expenses with those of its Expense Group and Expense Universe, the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Board also reviewed the range of actual and contractual advisory fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board determined that the advisory fees and other expenses were reasonable in light of the nature, extent and quality of the services to be provided to the fund under the Amended Sub-Advisory Agreement. The Board concluded that the fee payable to the Sub-Adviser under the Amended Sub-Advisory Agreement continued to be appropriate under the circumstances and in light of the factors and the totality of the services expected to be provided.

Profitability. At the 15(c) Meeting, the Board received and considered a profitability analysis of the Sub-Adviser and the Adviser and its affiliates in providing services to the fund. The Adviser representatives reviewed the expenses allocated and profit received by the Sub-Adviser and by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates and the Sub-Adviser.

At the January Meeting, the Board noted that the fee payable to the Sub-Adviser under the Prior Sub-Advisory Agreement was the same as that payable under the Amended Sub-Advisory Agreement, and, thus, no material impact to profitability with respect to the fund was expected as a result of the Conversion. Therefore, the Board determined that profitability of the Adviser and its affiliates and the Sub-Adviser should not be excessive in light of the nature, extent and quality of the services to be provided to the fund under the Amended Sub-Advisory Agreement.

Economies of Scale. At the 15(c) Meeting, the Board discussed any economies of scale or other efficiencies that may result from increases in the fund’s assets. The Board noted that there are various ways to share potential economies of scale with fund shareholders and that it appeared that the benefits of any economies of scale would be appropriately shared with shareholders.

At the January Meeting, the Board noted that no material impact to the analysis of economies of scale was expected as a result of the Conversion and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

Other Benefits to the Sub-Adviser. At the 15(c) Meeting, the Board considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar

INFORMATION ABOUT THE APPROVAL OF THE FUND'S AMENDED SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

arrangements in effect for trading the fund’s investments. The Board noted that the Sub-Adviser is required to select brokers who met the funds’ requirements for seeking best execution, and that the Adviser monitors and evaluates the Sub-Adviser’s trade execution with respect to fund brokerage transactions on a quarterly basis and provides reports to the Board on these matters. In light of the costs of providing investment management and other services to the fund and the Sub-Adviser’s commitment to the fund, any other ancillary benefits that the Sub-Adviser received were considered reasonable. At the January Meeting the Board determined that any such ancillary benefits continued to be reasonable.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Board Members, approved the Amended Sub-Advisory Agreement effective as of the Effective Date.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2022 to December 31, 2022, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

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For More Information

BNY Mellon Appreciation Fund, Inc.

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Fayez Sarofim & Co., LLC

Two Houston Center

Suite 2907

909 Fannin Street

Houston, TX 77010

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Investor: DGAGX Class I: DGIGX Class Y: DGYGX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 0141SA0623

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Appreciation Fund, Inc.

By: /s/ David J. DiPetrillo

        David J. DiPetrillo

        President (Principal Executive Officer)

Date: August 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

        David J. DiPetrillo

        President (Principal Executive Officer)

Date: August 21, 2023

By: /s/ James Windels

        James Windels

        Treasurer (Principal Financial Officer)

Date: August 21, 2023

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)